UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
February 15, 2023
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 16, 2023, the Compensation Committee and the Board of Directors of Northrop Grumman Corporation (the "Company") approved the following compensation-related actions for the Company's named executive officers.

•Approved the 2023 goals under the 2006 Annual Incentive Plan and Incentive Compensation Plan, as amended and restated effective January 1, 2022 (the "ICP"). The financial metrics selected for inclusion in the ICP (and their relative weightings) are as follows: cash flow from operations before discretionary pension funding (35%); segment operating income growth (35%); adjusted operating margin rate* (20%); and non-financial metrics (10%). The non-financial metrics in the ICP are: People (diversity, equity & inclusion and employee experience), Environment (environmental sustainability), and Customer (quality and customer satisfaction).

•Awarded Restricted Performance Stock Rights ("RPSR") for the performance period 2023-2025 and approved the metrics for such RPSR awards (and their relative weightings), which will be measured in terms of cumulative free cash flow (1/3); return on invested capital (1/3); and relative total shareholder return (1/3). The Board of Directors also approved the award of Restricted Stock Rights ("RSR") that will vest on February 17, 2026. Similar to prior years, the Compensation Committee did not award any stock options. Other than as described in this Item 5.02, there are no material changes from 2022 in the terms of the 2023 RPSR and RSR awards for the named executive officers.
________________
* Adjusted for net pension, purchased intangible amortization and certain other acquisition- and divestiture-related items.

(b) On February 15, 2023, Karl J. Krapek notified the Board of Directors of the Company of his decision not to seek re-election at the 2023 Annual Meeting of Shareholders. He will retire from the Board effective the day of the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: February 17, 2023